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                                                                  Exhibit 10.1

Morphosys - Immunogen Collaboration and License Agreement         Execution Copy


                       COLLABORATION AND LICENSE AGREEMENT


         This Collaboration and License Agreement ("Agreement") is made effective as of September 29, 2000 ("Effective Date") by and between IMMUNOGEN, a Massachusetts corporation with its principal place of business at 128 Sidney Street, Cambridge, Massachusetts 02139 ("IMMUNOGEN"), and MORPHOSYS AG, a German limited liability company with its principal place of business at Lena Christ Strasse 48, 82152 Martinsried, Munich, Germany ("MORPHOSYS"). MORPHOSYS and IMMUNOGEN are each hereafter referred to individually as a "Party" and together as the "Parties".


         WHEREAS, IMMUNOGEN and MORPHOSYS desire to collaborate in the discovery and development of human monoclonal antibodies against certain specified IMMUNOGEN Targets, whereby MORPHOSYS will use its MORPHOSYS HuCAL Technologies to generate and characterize antibodies and optimize those antibodies and IMMUNOGEN and MORPHOSYS will use their expertise in developing antibodies in pre-clinical and clinical settings;


         WHEREAS, the Parties desire to grant and receive licenses to discoveries made utilizing the MORPHOSYS HuCAL Technologies on the terms set forth herein; and


         WHEREAS, IMMUNOGEN and MORPHOSYS desire to initiate the performance of the above-described activities by MORPHOSYS and IMMUNOGEN and therefore agree to undertake the foregoing, all under the terms and conditions set forth in this Agreement.


         NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties hereby agree as follows:


                                 1. DEFINITIONS


         Whenever used in the Agreement with an initial capital letter, the terms defined in this Section 1 shall have the meanings specified below.



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Morphosys - Immunogen Collaboration and License Agreement         Execution Copy

         1.1 "AFFILIATE" shall mean any corporation, firm, limited liability company, partnership or other entity which directly or indirectly controls or is controlled by or is under common control with a Party to this Agreement. "Control" means ownership, directly or through one or more Affiliates, of more than fifty percent (50%) of the shares of stock entitled to vote for the election of directors, in the case of a corporation, more than fifty percent (50%) of the equity interests in the case of any other type of legal entity, status as a general partner in any partnership, or any other arrangement whereby a Party controls or has the right to control the Board of Directors or equivalent governing body of a corporation or other entity.


         1.2 "AGREEMENT YEAR" shall mean an annual period commencing on January 1 and ending on December 31, except for the first Agreement Year which shall commence on the Effective Date and end on December 31, 2000.


         1.3 "ANTIBODY OPTIMIZATION" shall mean the modification of the variable region of an antibody in order to achieve higher affinity and/or improved specificity, including the replacement or modification of CDRs of the antibody.


         1.4 "ANTIBODY PRODUCT" shall mean a product or composition containing an antibody discovered or developed by either Party in the course of performance of the Collaboration Plan through use of the MORPHOSYS HuCAL Technologies, or through use of any Deliverable or fragments or variants of any such antibody, alone or in combination with other materials.

         1.5 "COLLABORATION DATA" shall mean any data generated by either Party (as applicable) in the course of performance of the Collaboration Plan or through use of MORPHOSYS HuCAL Technologies, Antibody Products, Collaboration Materials or a Collaboration Invention during the Term of this Agreement. Collaboration Data shall not include Clinical Data.

         1.6 "COLLABORATION INVENTION" shall mean any discovery, invention, know-how or trade secret conceived or made by either Party (as applicable) in the course of performance of the Collaboration Plan or through use of MORPHOSYS HuCAL Technologies, Antibody Products, Collaboration Data or Collaboration Materials during the Term of this Agreement.

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Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.
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Morphosys - Immunogen Collaboration and License Agreement         Execution Copy

         1.7 "COLLABORATION MATERIAL" shall mean any proprietary materials, including but not limited to antibodies and antibody fragments and certain other Deliverables, identified or developed by either Party (as applicable) in the performance of the Collaboration Plan through the use of MORPHOSYS HuCAL Technologies.


         1.8 "COLLABORATION PLAN" shall mean the written description of the research and development efforts and activities to be performed by MORPHOSYS and IMMUNOGEN under this Agreement, as further described in Section 2.1.3 and in Appendix 1.8. The Collaboration Plan may specify one or more independent projects.


         1.9 "COLLABORATION PROGRAM" shall have the meaning as indicated in
Section 2.1. All work performed in the Collaboration Program shall be as described in the Collaboration Plan.


         1.10 "COLLABORATION TERM" shall have the meaning set forth in Section 2.3.1.


         1.11 "DELIVERABLES" shall mean information and materials, including but not limited to Antibody Products, delivered to IMMUNOGEN by MORPHOSYS hereunder, as further set forth in Section 2.1.3.


         1.12 "FDA" shall mean the United States Food and Drug Administration and any successor agency or authority thereto.


         1.13 "FIELD" shall mean all therapeutic indications.


         1.14 "FTE" shall mean the equivalent of one researcher involved in one year of research on a full-time basis comprising at least thirty-two (32) hours per week of scientific effort in support of the Collaboration Plan and as furthermore outlined therein.


         1.15 "IMMUNOGEN PROPRIETARY MATERIAL" shall mean all proprietary information and materials including but not limited to antigens, IMMUNOGEN Targets, cells, ligands, monoclonal antibodies, and other biological materials, provided by IMMUNOGEN to MORPHOSYS for the purposes of performing the Collaboration Plan.



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Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.
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Morphosys - Immunogen Collaboration and License Agreement         Execution Copy

         1.16 "IMMUNOGEN TARGET" shall mean the Target designated in Appendix
1.16 as of the Effective Date and any additional Target subsequently designated by mutual written agreement of the Parties.


         1.17 "IND" shall mean an investigational new drug application (as defined in Title 21 of the United States Code of Federal Regulation, as amended from time to time) filed or to be filed with the FDA with regard to any Licensed Product.


         1.18 "JOINT STEERING COMMITTEE" or "JSC" shall have the meaning set forth in Section 2.2.


         1.19 "LICENSED PRODUCT" shall mean an Antibody Product which is the subject of a license granted to IMMUNOGEN under Section 3.2 of this Agreement.

         1.20 "MORPHOSYS BACKGROUND INVENTIONS" shall mean all inventions, discoveries, patent rights, trade secrets and/or know-how, including without limitation, any patents or patent applications, claiming any such inventions or discoveries, in each case owned or exclusively licensed by MORPHOSYS, including but not limited to the MORPHOSYS HuCAL Technologies, which MORPHOSYS has the right to license and which would be infringed by the activities of IMMUNOGEN contemplated hereunder, but for this Agreement and whether existing now or obtained in the future; provided, however, that MORPHOSYS Background Inventions shall expressly exclude (a) any inventions, discoveries, patent rights, trade secrets or know-how arising from MORPHOSYS internal pharmaceutical product development activities, occurring prior to the Effective Date of this Agreement or from any MORPHOSYS collaboration with a third party, except to the extent expressly permitted thereby, (b) any Target Specific Rights owned or controlled by MORPHOSYS. As used in this Section 1.20, the term "exclusively licensed" does not include co-exclusive licenses.


         1.21 "MORPHOSYS HUCAL TECHNOLOGIES" shall mean the MORPHOSYS HuCAL library and associated technologies described on Appendix 1.21 attached hereto.


         1.22 "NDA" shall mean a new drug application (as defined in Title 21 of the United States Code of Federal Regulations, as amended from time to time) filed with the FDA seeking


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Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.
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Morphosys - Immunogen Collaboration and License Agreement         Execution Copy

regulatory approval to market and sell any Licensed Product in the United States for a particular indication within the Field.


         1.23 "NET SALES" shall mean the gross invoiced sales price of any Licensed Product charged by IMMUNOGEN, its Affiliates or its Sublicensees for the sale of a Licensed Product in arm's length sales to unrelated third parties, less the following amounts incurred by IMMUNOGEN or its Affiliates or Sublicensees with respect to such sale of Licensed Product to the extent separately included in the invoice for the Licensed Product as part of the gross invoiced sales price:

                  (a) reasonable and customary trade, cash and quantity discounts or rebates actually allowed or taken;

                  (b) reasonable and customary credits or allowances given or made for rejection of or return of, and for uncollectible amounts on, previously sold Licensed Products or for retroactive price reductions (including Medicare and similar types of rebates);

                  (c) reasonable and customary charges for insurance, freight, and other transportation costs directly related to the delivery of Licensed Product;

                  (d) sales, transfer and other excise taxes levied on the sale or delivery of a Licensed Product (including any tax such as a value added or similar tax or government charge) borne by the seller thereof, other than franchise or income tax of any kind whatsoever.

         1.24 "PATENT RIGHTS" means the rights and interests in and to issued patents and pending patent applications in any country, including, but not limited to, all utility patent applications, provisional applications, substitutions, continuations, continuations-in-part, divisions, and renewals, all letters patent granted thereon, and all reissues, reexaminations and extensions thereof, wherein at least one claim of such patent or patent application is directly based, in whole or in part, on a Collaboration Invention.


         1.25 "PHASE III CLINICAL TRIAL" shall mean, as to a particular Licensed Product for a particular indication, a controlled and lawful study in humans of the safety and efficacy of such


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Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.
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Morphosys - Immunogen Collaboration and License Agreement         Execution Copy

Licensed Product for such indication, which is prospectively designed to demonstrate statistically whether such Licensed Product is safe and effective for use in such indication in a manner sufficient to file a biologics license application (as defined in Title 21 of the United States Code of Federal Regulations, as amended from time to time) or NDA to obtain regulatory approval to market and sell that Licensed Product in the United States for the indication under investigation in such study.


         1.26 "SUBLICENSEE" shall mean any non-Affiliate third party licensed or sublicensed under the license granted to IMMUNOGEN hereunder by IMMUNOGEN to make, have made, use, have used, offer to sell, sell, have sold, import or have imported any Licensed Product.


         1.27 "SUCCESS CRITERIA" shall mean, for each IMMUNOGEN Target, characteristics of the Antibody Product to be delivered by MORPHOSYS pursuant to the Collaboration Plan, as specified and agreed in the Collaboration Plan.


         1.28 "TARGET" shall mean (i) a defined molecule such as a biological receptor, an enzyme, or a macromolecule, (ii) an entity tentatively identified through its reaction with a specific antibody or another reagent, or (iii) a molecule which is encoded by a particular gene.


         1.29 "TARGET SPECIFIC RIGHTS" shall mean patent rights, trade secrets or know-how arising from the application by MORPHOSYS or its third party collaborators of MORPHOSYS HuCAL Technologies to any Target outside of the Collaboration Plan.


         1.30     "TERM" shall have the meaning set forth in Section 8.1.


         1.31     "TERRITORY" shall mean the world.


         1.32 "THIRD PARTY LICENSEE" shall mean a third party to whom MORPHOSYS has granted rights to use the MORPHOSYS HuCAL Technologies or rights with respect to any Target.


         1.33 "THIRD PARTY PATENT RIGHTS" shall mean the rights and interests in and to issued patents and pending patent applications in any country, as such are licensed together with the

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Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.
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Morphosys - Immunogen Collaboration and License Agreement         Execution Copy

right to sublicense by MORPHOSYS from third parties, and which would be infringed by the use or operation of the MORPHOSYS Background Inventions as contemplated by this Agreement.


         1.34 "VALID CLAIM" shall mean (a) a claim of an issued and unexpired patent which has not been held permanently revoked, unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through reissue or disclaimer or otherwise; or (b) a claim of a pending patent application which claim was filed in good faith, has not been pending for more than [______________] and has not been abandoned or finally rejected/disallowed without the possibility of appeal or refiling of the application; however, if a claim pending for more than [_________________] issues in a patent (satisfying the conditions of this Section 1.34(a)) then [_______________] or [________ _________] that
[_________________] will become [_________________].


         1.35 "CLINICAL DATA" shall mean all information, data, documents and results prepared by or on behalf of IMMUNOGEN without the assistance of MORPHOSYS in connection with the performance of the pre-clinical and/or human clinical testing of a Licensed Product necessary to obtain any approvals, registrations or authorizations of any kind of the FDA or its foreign equivalent applicable to the development of such Licensed Product.


         2.       COLLABORATION


         2.1      IMPLEMENTATION OF THE COLLABORATION PLAN.


         2.1.1 Basic Provisions. The objective of the collaboration hereunder (the "Collaboration Program") will be for the Parties to jointly perform research and development activities as outlined in the Collaboration Plan utilizing the MORPHOSYS HuCAL Technologies and other resources, which shall include without limitation efforts by MORPHOSYS to generate Collaboration Materials and Collaboration Data using the MORPHOSYS HuCAL Technologies and the delivery of such Collaboration Materials and Collaboration Data to IMMUNOGEN, and the analysis and use by IMMUNOGEN of any such Collaboration Materials and Collaboration Data for research as outlined in the Collaboration



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Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.
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Morphosys - Immunogen Collaboration and License Agreement         Execution Copy

Plan, in order to allow the Parties to discover and validate Targets and to discover, identify, optimize and develop one or more human Antibody Products. In carrying out the Collaboration Plan, the Parties shall use commercially reasonable efforts to perform such tasks as are set forth to be performed by them, respectively, in the Collaboration Plan to be agreed upon as set forth in
Section 2.1.3.


         2.1.2    Collaborative Efforts and Reports.

                  (a) The Parties agree that the successful execution of the Collaboration Plan will require the collaborative use of both Parties' areas of expertise. The Parties shall keep the JSC fully informed about the status of the portions of the Collaboration Plan they respectively perform. In particular, without limitation, each Party shall furnish to the JSC quarterly written reports within five (5) business days before each quarterly JSC meeting, describing the progress of its activities under the Collaboration Plan in reasonable detail.

                  (b) Researchers at MORPHOSYS and IMMUNOGEN shall cooperate in the performance of the Collaboration Plan and, subject to any confidentiality obligations to third parties and to the provisions of Section 5, shall exchange information and materials as necessary to carry out the Collaboration Program. Each Party will attempt to accommodate any reasonable request of the other Party to send or receive personnel for purposes of collaborating or exchanging information under the Collaboration Program. Such visits and/or access will have defined purposes and be scheduled in advance.

         2.1.3 Collaboration Plan. The Collaboration Plan for the IMMUNOGEN Targets to be pursued during the Collaboration Program shall be agreed upon by the Parties prior to the Effective Date. The Collaboration Plan shall include specifications for IMMUNOGEN Proprietary Material to be delivered to MORPHOSYS, mutually agreed Success Criteria, and specifications for Deliverables for each IMMUNOGEN Target, prior to the initiation of work on such IMMUNOGEN Target by MORPHOSYS hereunder. The Collaboration Plan shall also specify (a) timelines for the performance of work by each Party and (b) milestones and budgets



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Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.
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Morphosys - Immunogen Collaboration and License Agreement         Execution Copy

for the performance of work by MORPHOSYS pursuant to the Collaboration Plan. During the Collaboration Term, or at any time on request of either IMMUNOGEN or MORPHOSYS, the Collaboration Plan shall be updated by MORPHOSYS and IMMUNOGEN and shall be approved by the JSC. Nothing in this Agreement shall be construed as an obligation of either Party to perform any additional work beyond the scope of the approved Collaboration Plan.


         2.1.4    Permitted Activities.

                  (a) MORPHOSYS agrees that MORPHOSYS will not use and/or replicate any IMMUNOGEN Proprietary Material for any purpose other than as provided herein. During the Term of this Agreement, MORPHOSYS will not collaborate with any other party with respect to the development or commercialization of any Licensed Products in the Field.


                  (b) IMMUNOGEN agrees that IMMUNOGEN will not utilize Deliverables, Collaboration Material, Collaboration Inventions or Patent Rights or the MORPHOSYS HuCAL Technologies other than as expressly provided herein except to the extent IMMUNOGEN has a joint ownership interest in any such item which is not exclusively licensed to MORPHOSYS pursuant to
                  Section 3.7(a). Notwithstanding any other provision of this Agreement, IMMUNOGEN shall in no event use or commercialize any Antibody Product other than pursuant to a license expressly granted herein and in no event shall IMMUNOGEN engineer an Antibody Product so as to bind to a Target which is not a IMMUNOGEN Target.


         2.2      JOINT STEERING COMMITTEE.

                  2.2.1 Establishment and Functions of JSC. The Joint Steering Committee ("JSC") will be established by the Parties as provided below and will be responsible for the planning and monitoring the activities of the Parties under the Collaboration Program. In particular, the activities of the JSC shall include:

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Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.
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Morphosys - Immunogen Collaboration and License Agreement         Execution Copy

                  (a) Approving Collaboration Plans and establishing prioritization criteria for specific components thereof, including explicit determination of proposed dates for experimental initiation and completion;


                  (b) Monitoring workflow, including experimental sample transfer, sample analysis and data quality control, data analysis and summarization, software installation (access), training and maintenance;


                  (c) Monitoring of sample throughput, and overall Collaboration progress;


                  (d) Ensuring timely filing of patent applications;


                  (e) Assigning tasks and responsibilities taking into account each Party's respective specific capabilities and expertise in order to avoid duplication and enhance efficiency and synergies; and


                  (f) Monitoring timely execution of the Collaboration Plan, including compliance with budgets and timelines.


                  2.2.2 JSC Membership. MORPHOSYS and IMMUNOGEN each shall appoint, in their sole discretion, three (3) members to the JSC (one of which shall be a Project Coordinator as discussed below), which shall include a Co-Chair to be designated by IMMUNOGEN and a Co-Chair to be designated by MORPHOSYS. Substitutes or alternates for the Co-Chairs or other JSC members may be appointed at any time by notice in writing to the other Party, provided that such replacement members shall have sufficient authority to ensure acceptance and execution of JSC decisions within their organizations. The Parties may mutually agree to change the size of the JSC as long as there shall be an equal number of representatives of each Party on the JSC. The initial Co-Chairs and other JSC members shall be designated by the Parties on or prior to the Effective Date. Each Party shall also appoint one or more Project Coordinators, each of whom shall have sufficient responsibility to serve as principal liaison for the various Collaboration projects and to ensure successful implementation of the Collaboration Plan. Such Project Coordinator(s) will report to the JSC at or prior to each JSC meeting and each Party shall appoint one Project Coordinator to serve as a member to the JSC.

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Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.
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Morphosys - Immunogen Collaboration and License Agreement         Execution Copy

                  2.2.3 JSC Meetings. The JSC shall meet at least quarterly, with such meetings to be held, alternately, in Munich, Germany and at IMMUNOGEN's facilities in Cambridge, Massachusetts, unless the Parties agree otherwise. Any additional meetings shall be held at places and on dates selected by the Co-Chairs of the JSC. As agreed upon from time to time by the Parties, any meetings of the JSC may be conducted through teleconferences and/or video conferences. In addition, the JSC may act without a formal meeting by a written memorandum signed by the Co-Chairs of the JSC. Whenever any action by the JSC is called for hereunder during a time period in which the JSC is not scheduled to meet, the Co-Chairs of the JSC shall cause the JSC to take the action in the requested time period by calling a special meeting or by action without a meeting. Subject to the obligations set forth in Article 5, representatives of each Party or of its Affiliates, in addition to the members of the JSC, may attend JSC meetings at the invitation of either Party with the prior approval of the other Party, which approval shall not be unreasonably withheld.


                  2.2.4 Minutes of JSC Meetings. The JSC shall keep accurate minutes of its deliberations which record all proposed decisions and all actions recommended or taken. Drafts of minutes shall be delivered to the Co-Chairs of the JSC within twenty (20) days after any meeting. The Party hosting the meeting shall be responsible for the preparation and circulation of the draft minutes. Draft minutes shall be edited by the Co-Chairs and shall be issued in final form only with the approval and agreement of the Co-Chairs as evidenced by their signatures on the minutes.


                  2.2.5 Quorum; Voting; Decisions. At each JSC meeting, at least two (2) member(s) appointed by each Party present in person or by telephone shall constitute a quorum and decisions shall be made by majority vote. Each JSC member shall have one vote on all matters before the JSC, provided that the member or members of each Party present at any JSC meeting shall have the authority to cast the votes of any of such Party's members on the JSC who are absent from the meeting. Notwithstanding the foregoing, the objective of the Parties to this Agreement is that decisions of the JSC shall be made by consensus. Any matter in dispute hereunder shall be resolved, if possible, by the Chief Executive Officers of each Party using good faith efforts.


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                  2.2.6 Expenses. MORPHOSYS and IMMUNOGEN shall each bear all expenses of their respective JSC members related to their participation on the JSC and attendance at JSC meetings.


         2.3      TERM OF COLLABORATION.

                  2.3.1 Term of the Collaboration Program. The Collaboration Program shall terminate on the earlier of (i) the date on which the JSC agrees in writing that the Success Criteria have been met for an Antibody Product directed towards each IMMUNOGEN Target, (ii) the date on which MORPHOSYS has completed all activities or tasks under the Collaboration Plan required of MORPHOSYS, or (iii) the end date on the time line set forth in the Collaboration Plan, unless extended as provided below or unless this Agreement is earlier terminated by either Party pursuant to the provisions of Article 8 (the "Collaboration Term"). In no event shall MORPHOSYS have any obligation to perform any activities with respect to the development or optimization of Antibody Products after such date, except as specified in Section 2.3.2 or
Section 4.2 hereof.


                  2.3.2 Extension of the Collaboration Program. The Collaboration Program and the Collaboration Term may be extended for additional time periods to meet the development goals or milestones set forth in the Collaboration Plan upon the mutual written agreement of the Parties with terms of any such extension to be mutually agreed upon in writing by the Parties.


                  2.4 EXCLUSIVE USE OF COLLABORATION MATERIAL AND DATA. During the Collaboration Term, MORPHOSYS:


                  (a) shall have the right but not the obligation to utilize Collaboration Material, Collaboration Data and Collaboration Inventions to develop Antibody Products that are not Licensed Products , but


                  (b) shall keep such Collaboration Data, Collaboration Material and Collaboration Inventions confidential in accordance with the provisions of Section 5.1 hereof and will not disclose or transfer such Collaboration Data, Collaboration Material or Collaboration Inventions without the prior written

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                  consent of IMMUNOGEN. Notwithstanding the foregoing, IMMUNOGEN agrees to negotiate in good faith an agreement on commercially reasonable terms regarding the development and commercialization of Antibody Products consisting of or derived from any such Collaboration Material for uses outside the Field (or inside the Field for Antibody Products that are not Licensed Products) upon written request of MORPHOSYS. Nothing in this Section 2.4 shall limit any rights expressly granted to either Party in Article 3 hereof, which survive any such termination.


         2.5 OTHER COLLABORATIONS. MORPHOSYS and IMMUNOGEN hereby acknowledge that, unless otherwise provided herein, MORPHOSYS may grant exclusive rights to utilize the MORPHOSYS HuCAL Technologies with respect to the development and commercialization of products (i) within or outside the Field directed to any Target which is not an IMMUNOGEN Target, and (ii) for commercial applications outside the Field directed to any Target, to any other party at any time and that, unless otherwise provided herein, MORPHOSYS shall have the right, alone or in conjunction with a third party, to utilize the MORPHOSYS HuCAL Technologies with respect to any such Target for any such purpose, or to grant licenses to third parties with respect thereto. Nothing contained in this Agreement shall in any way restrict MORPHOSYS' right to perform research or collaborate with third parties and to grant to third parties the right to exploit the results of any such research or collaborations without restriction other than as expressly provided in Sections 2.1.4 and 2.4, or in Article 3.


                               3. GRANT OF RIGHTS


3.1 RESEARCH LICENSE TO IMMUNOGEN. Subject to the provisions of Article 8, MORPHOSYS hereby grants to IMMUNOGEN a non-exclusive research license under MORPHOSYS Background Inventions and MORPHOSYS' rights in Collaboration Data, Collaboration Materials and Collaboration Inventions, solely during the Collaboration Term and as further described below, to the extent necessary to allow IMMUNOGEN to utilize Collaboration Materials, Collaboration Data and Collaboration Inventions to perform its obligations under the Collaboration Plan. Such license (i) shall be personal to IMMUNOGEN


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and non-sublicensable without the prior written consent of MORPHOSYS, (ii) shall not include the right to utilize any MORPHOSYS HuCAL Technologies, (iii) shall not include the right to perform antibody development, screening, engineering or optimization with respect to any Target which is not an IMMUNOGEN Target, (iv) shall not include the right to have on-site access to the MORPHOSYS HuCAL Technologies, and (v) shall not include the right to develop or commercialize any products other than as set forth in Sections 3.2 hereof. Such license includes a sublicense of certain rights licensed to MORPHOSYS [_____________________ ___________________________], and [____] (the sublicense of [____] rights shall be granted by [____]), which are listed in Appendix 3.2 and may require affirmation through separate instruments to be executed by IMMUNOGEN in order to become effective.


         3.2. COMMERCIAL LICENSE TO IMMUNOGEN. For each IMMUNOGEN Target listed in Appendix 1.16, MORPHOSYS hereby grants to IMMUNOGEN an exclusive, worldwide license to make, have made, use, have used, sell, have sold, offer for sale, import and have imported Licensed Products for use in the Field directed to such IMMUNOGEN Target under MORPHOSYS Background Inventions, and under MORPHOSYS' rights in all Patent Rights and Collaboration Inventions and Collaboration Material pertaining to such IMMUNOGEN Target and Licensed Products, or the uses thereof in the Field. Such license shall be perpetual unless terminated as set forth herein. Such license includes a sublicense of certain rights licensed to MORPHOSYS from [_______________________________________], and [_____] (the
sublicense of [_____] rights shall be granted by [_____]), which are listed in Appendix 3.2, and may require affirmation through separate instruments to be executed by IMMUNOGEN in order to become effective.


         3.3      DUE DILIGENCE.

         (a) IMMUNOGEN will exercise commercially reasonable efforts and diligence in developing and commercializing Licensed Products in accordance with its business, legal, medical and scientific judgment, and in taking investigations and actions required to obtain appropriate regulatory approvals necessary to market Licensed Products in the Field, such reasonable efforts and diligence to be in accordance with the efforts and resources that a similar

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Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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company would use for a compound owned by it or to which it has rights, which is of similar market potential at a similar stage in development as the applicable Licensed Product, taking into account the competitiveness of the marketplace, the proprietary position of the Licensed Product, the relative potential safety and efficacy of the Licensed Product, the regulatory requirements involved in its development, commercialization and regulatory approval, the cost of goods and availability of capacity to manufacture and supply the Licensed Product at commercial scale, the profitability of the applicable Licensed Product, and other relevant factors including, without limitation, technical, legal, scientific, or medical factors. In the event that IMMUNOGEN materially breaches its obligation to use due diligence as required hereunder, then on a Licensed Product-by-Licensed Product basis as to the Licensed Product for which IMMUNOGEN has materially breached its obligation to use due diligence as required hereunder, MORPHOSYS exclusive remedy shall be, in its sole discretion, (i) to terminate the license granted under Section 3.2 of this Agreement for breach under Section 8.2(a) below (including the notice and cure provisions therein) or
(ii) to convert the licenses granted under Section 3.2 of this Agreement from exclusive licenses to non-exclusive licenses, in either case only as such licenses apply to such Licensed Product, which termination or conversion, as the case may be, shall be effective upon expiration of the cure period specified in
Section 8.2(a) below provided that such failure remains uncured upon such expiration.


         (b) IMMUNOGEN shall submit to MORPHOSYS, within [________________] after delivery to IMMUNOGEN of a Licensed Product, a development schedule outlining its intended marketing activities in connection with such Licensed Product. IMMUNOGEN shall use reasonable commercial efforts to perform the marketing activities for each Licensed Product in accordance with each such development schedule; provided, that, it shall not be deemed to be a material breach of this Agreement if IMMUNOGEN should fail to meet any timelines set forth in such proposed schedule.


         3.4 SUBLICENSES. IMMUNOGEN shall have the right to grant licenses or sublicenses to all or any portion of its rights under any license granted pursuant to Section 3.2 to any Affiliate or Sublicensee for the purposes of making, having made, using, having used, offering to sell, selling, having sold, importing or having imported any relevant Licensed Product; provided,

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Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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however, that IMMUNOGEN shall remain obligated to ensure payment of royalty and milestone obligations as set forth in Article 4 and that no right to use the MORPHOSYS HuCAL Technologies may be granted, and no access to the MORPHOSYS HuCAL Technologies may be provided, by IMMUNOGEN to any third party.


         3.5 [_________________] If, during the Term of this Agreement, a [__ _____________] to [_______________] that [_____________] in [______________] to
[________________________________] in a [_________________] which
[_____________________] shall [_________________] of [_________________]. On or before [_________________] from the [_________________] agrees to either (a)
[__________________ ______________] as a [_________________] and
[__________________________] with [__________] regarding the [________] of a
[________] from [____________] to [____________________________________] in
[_________________] or (b) [_______________________] as a [_________________]
and [_________________] of [___________________________].


         3.6 ANTIBODY OPTIMIZATION. Notwithstanding the licenses granted in
Section 3.1 and 3.2, it is the intention of the Parties that Antibody Optimization relating to Deliverables shall be performed by MORPHOSYS. MORPHYSYS shall provide IMMUNOGEN, on or before the Effective Date, with a good faith estimate of the aggregate costs it expects to incur to perform Antibody Optimization activities, which estimate shall be attached as Appendix 3.6 hereto.


         3.7 [_________________][____________] hereby [____________________], a
[_______________________________] with [_________________], under [________
_________], if any, in [________________________________________________________
________] thereon


                  (a) to [_________________] the
                  [_____________________________], which [_________________],
                  and


                  (b) to [____________________________________________________
                  ___________________] the [_________________], other than
                  [_____

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Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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                  ____________] as are [____________] to [_________________]
                  hereunder, which [_______________] shall be [_______________].


         3.8 NO OTHER RIGHTS. IMMUNOGEN shall receive no rights to Collaboration Data or Collaboration Material under MORPHOSYS Background Inventions or under MORPHOSYS' rights in Patent Rights or Collaboration Inventions or rights with respect to use of MORPHOSYS HuCAL Technologies except as expressly set forth herein. Nothing in this Agreement shall be deemed to require MORPHOSYS to provide IMMUNOGEN with on-site access to the MORPHOSYS HuCAL Technologies. MORPHOSYS shall receive no rights under IMMUNOGEN's ownership interest in any Collaboration Data, Collaboration Inventions or Patent Rights or under IMMUNOGEN Proprietary Material or any other proprietary right of IMMUNOGEN except as expressly set forth herein.


                               4. FINANCIAL TERMS


         4.1 INITIATION FEE. IMMUNOGEN agrees to pay to MORPHOSYS a collaboration initiation and license fee of [_________________________________________________] for each IMMUNOGEN Target upon execution of this Agreement.


         4.2 RESEARCH FUNDING.


                  (a) In partial consideration of the developmental work to be done by MORPHOSYS pursuant to this Agreement and the Collaboration Plan, IMMUNOGEN will pay MORPHOSYS non-refundable research payments of [________________________________________] per year per
                  MORPHOSYS FTE utilized in the course of performing the Collaboration Plan. Such payments will be made quarterly in advance, within 30 days of receipt by IMMUNOGEN of an itemized invoice. IMMUNOGEN will fund all of its own activities under the Collaboration Program, and all activities required pursuant to Section 3.2 and 3.3. IMMUNOGEN agrees to increase the annual research budget and funding under the Collaboration Plan if the Collaboration Program is extended by mutual decision of the Parties as set forth in Section 2.3.2. For the second and the

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Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Morphosys - Immunogen Collaboration and License Agreement         Execution Copy


                  following years of this Agreement, the FTE cost shall be adjusted based on the aggregate appreciation of the consumer price index for Munich, for all urban consumers as published by the relevant German bureau of Labor Statistics from the Effective Date of this Agreement and any anniversary thereof.


                  (b) In partial consideration of the work to be done by MORPHOSYS pursuant to this Agreement, IMMUNOGEN will pay MORPHOSYS non-refundable research payments of [____________________________________________] year per
                  MORPHOSYS FTE for any FTEs performing Antibody Optimization on Deliverables, as approved by the JSC prior to the expiration of the Collaboration Term. Such payments will be made monthly in advance, within 30 days of receipt by IMMUNOGEN of an itemized invoice.


         4.3 TRANSFER FEE.

         IMMUNOGEN agrees to pay MORPHOSYS [______________________________]
within thirty (30) days of the first transfer of an Antibody Product derived from the MorphoSys HuCAL Technologies relating to the IMMUNOGEN Target.


         4.4 MILESTONE PAYMENTS. IMMUNOGEN shall make the following milestone payments to MORPHOSYS for each IMMUNOGEN Target and/or Licensed Product:


                  (a) [____________________________________] for [____

                  ______________________________________________________________

                  ______________________________________________________________

                  ____________________________________________________________];

                  (b) [____________________________________] for [____

                  ______________________________________________________________

                  ______________________________________________________________

                  ____________________________________________________________];

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                  (c)      [____________________________________] for [____
                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________];

                  (d)      [____________________________________] for [____
                  ______________________________________________________________

                  ______________________________________________________________

                  _______________________________________];

                  (e)      [____________________________________] for [____

                  ______________________________________________________________

                  ________________________________________] for [______________

                  ___________________________________________];and


                  (f)  [____________________________________] for [_________

                  ___________________________________________________________

                  ______________________________________________________________

                  __________________] for[______________________________________

                  [__________________________________________];  and



                   (g)     [____________________________________] for [____

                  ______________________________________________________________

                  ______________________________________________________

                   _____________________________________].





         It is hereby acknowledged and agreed that any milestone payment made [__________________] for the same indication shall be made only once, with respect to the first achievement of such milestone for the same indication for the first Licensed Product, regardless

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Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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of how many times such milestone is achieved for the same indication by Licensed
Products and regardless of how many times a particular Licensed Product achieves such milestone for the same indication.


         4.5 ROYALTIES ON LICENSED PRODUCTS.

         IMMUNOGEN shall pay to MORPHOSYS a royalty on Net Sales of Licensed Products sold by IMMUNOGEN or its Affiliates or Sublicensees for prophylactic or therapeutic use as follows:


                           [__________________________________]


                           [__________________________________]


                           [__________________________________]


         4.6 THIRD PARTY PAYMENTS. MORPHOSYS will be responsible for license fees and milestone and royalty payments owed to the following third parties for licenses under Third Party Patent Rights:
[_____________________________________________]. In the event that IMMUNOGEN is required to pay license fees, milestone fees and/or royalties to any other third party in order to have freedom to practice the MORPHOSYS Background Inventions or commercialize a Licensed Product in accordance with this Agreement, IMMUNOGEN shall pay all relevant payments due under any such license; provided, however, that ImmunoGen may [_________________] the [____________________________________________________________] of
[__________________________________] relating to [_________________] of the
[_________________________________] , but in no event shall
[___________________________________________________].


         4.7 ONE ROYALTY. Only one royalty, calculated at the highest applicable royalty rate hereunder, shall be payable to MORPHOSYS for each sale of a Licensed Product.


         4.8 PAYMENT TERMS.

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Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.
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                  (a) Royalty payments shall be made to MORPHOSYS
                  [__________________] following the end of [_________________]
                  for which royalties are due. Each royalty payment shall be accompanied by a report summarizing the total gross sales of Licensed Products, credits allowed pursuant to Section 1.20, and total Net Sales for each Licensed Product during the relevant [_______________] and the calculation of royalties, if any, due thereon pursuant to this Article 4.


                  (b) All royalties shall be payable in full in Germany in US Dollars, regardless of the countries in which sales are made. For the purpose of computing Net Sales for Licensed Products sold in a currency other than US Dollars, such currency shall be converted into US Dollars at the exchange rate for buying US Dollars set forth in The Wall Street Journal for the last business day of the [__________]. Such payments shall be without deduction of exchange, collection or other charges.


         4.9 ROYALTY TERM. IMMUNOGEN recognizes and acknowledges that each of the following, separately and together, may have substantial economic benefit to
IMMUNOGEN:


                  (a) MORPHOSYS' expertise and know-how concerning the discovery and optimization of Antibody Products;


                  (b) the performance by MORPHOSYS of the Collaboration Plan on the terms specified herein;


                  (c) the disclosure to IMMUNOGEN of results obtained in the performance of the Collaboration Plan by MORPHOSYS;


                  (d) the licenses and rights granted to IMMUNOGEN hereunder with respect to Collaboration Inventions, Collaboration Data, Collaboration Materials and Antibody Products, which are not within the claims of any letters patent owned or controlled by MORPHOSYS;

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Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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                  (e) the licenses granted to IMMUNOGEN under letters patent owned or controlled by MORPHOSYS;


                  (f) the foundation afforded to IMMUNOGEN for its internal program of research, development, manufacturing and marketing of Antibody Products by each of the elements set forth in subparagraphs (i) through (iv) above;


                  (g) the "head start" afforded to IMMUNOGEN whether or not any patents issue with respect to any Collaboration Inventions and whether or not any or all unpatented Collaboration Data, Collaboration Materials, Collaboration Inventions and Antibody Products become a part of the public domain, by each of the elements set forth in subparagraphs (i) though (vi) above;


and in consideration of each, separately and together, and in consideration of the fact that MORPHOSYS is relying upon IMMUNOGEN to market and sell Licensed Products, IMMUNOGEN agrees to pay to MORPHOSYS earned royalties as specified in
Section 4.5 with respect to Net Sales by IMMUNOGEN, its Affiliates, and Sublicensees of Licensed Products in each country until [_________] (i) the [______________________________________________________________________________
of a [_______________________________] a [__________] of a [_________________]
or (ii) [_________________] of the [___________________] of a [______________
__________]. Following such royalty term, IMMUNOGEN shall have a fully paid-up, irrevocable, freely transferable and sublicensable license in such country under MORPHOSYS' rights in all Patent Rights, Collaboration Inventions, Collaboration Materials and MORPHOSYS Background Inventions, to research, develop, make, have made, use, have used, sell, offer for sale, have sold, import and have imported Licensed Products for any and all uses within the Field in such country.


         4.10 OVERDUE ROYALTIES. Royalties not paid within the time period set forth in this Article 4 shall bear interest at a rate of one and one-half percent (1.5%) per month from the due date until the date paid in full.

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Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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         4.11 RECORDS RETENTION. AUDITS. IMMUNOGEN, its Affiliates and
Sublicensees shall keep for [____________] from the date of each payment of royalties complete and accurate records of sales by IMMUNOGEN and its Affiliates and Sublicensees of each Licensed Product in sufficient detail to allow the accruing royalties to be determined accurately. MORPHOSYS shall have the right for a period of [_____________] after receiving any report or statement with respect to royalties due and payable to appoint an independent certified public accountant reasonably acceptable to IMMUNOGEN to inspect the relevant records of IMMUNOGEN and its Affiliates and Sublicensees to verify such report or statement. IMMUNOGEN and its Affiliates and Sublicensees shall each make its records available for inspection by such independent certified public accountant during regular business hours at such place or places where such records are customarily kept, upon reasonable notice from MORPHOSYS, solely to verify the accuracy of the reports and payments. Such inspection right shall not be exercised more than once in any calendar year nor more than once with respect to sales of any Licensed Product in any given payment period. MORPHOSYS agrees to hold in strict confidence all information concerning royalty payments and reports, and all information learned in the course of any audit or inspection, except to the extent necessary for MORPHOSYS to reveal such information in order to enforce its rights under this Agreement or if disclosure is required by law, regulation or judicial order. The results of each inspection, if any, shall be binding on both Parties. MORPHOSYS shall pay for such inspections, except that in the event there is any upward adjustment in aggregate royalties payable for any year shown by such inspection of more than [____________] of the amount paid, IMMUNOGEN shall pay for such inspection.


                    5. TREATMENT OF CONFIDENTIAL INFORMATION


         5.1 CONFIDENTIAL INFORMATION. During the Term of this Agreement, each Party may disclose to the other Party proprietary information, materials and technical and business information, including but not limited to MORPHOSYS Background Technologies and Collaboration Material (which information shall be deemed Confidential Information of MORPHOSYS) and Collaboration Inventions (collectively, "Confidential Information"). During the Term (with respect to all Collaboration Inventions) and ten (10) years after the end of the Collaboration Term (with respect to all other Confidential Information), except as expressly

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Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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permitted hereunder, the receiving Party shall keep confidential all such
Confidential Information of the other Party and will not disclose such Confidential Information of the other Party to third parties by publication or otherwise. Each Party further agrees not to use Confidential Information of the other Party for any purpose other than conducting research hereunder or exercising any rights granted to it or reserved by it hereunder. Upon any termination or expiration of this Agreement, upon request, a Party shall return to the requesting Party all copies of any of such requesting Party's Confidential Information which is not the subject of a surviving license or right hereunder. Notwithstanding the foregoing, it is understood and agreed that the receiving Party's obligations of confidentiality and nonuse herein shall not apply to any information which:


                  (a) is, at the time of disclosure by the disclosing Party hereunder, or thereafter becomes, a part of the public domain or publicly known or available through no fault or negligence of the receiving Party or any of its Affiliates or Sublicensees; or


                  (b) was otherwise in the receiving Party's lawful possession prior to disclosure by the disclosing Party other than under an obligation of confidentiality; or


                  (c) was independently discovered or developed by the receiving Party or any of its Affiliates, without use of the other Party's Confidential Information, as can be demonstrated by competent proof; or


                  (d) is lawfully disclosed to the receiving Party or any of its Affiliates on a non-confidential basis by a third party that is not in violation of an obligation of confidentiality to the disclosing Party relative to such information.


Information disclosed that is not in written or electronic form shall be subject to the terms of this Section 5.1 for a period of at least thirty (30) days and shall be subject to Section 5.1 for a continuing period only if confirmed in writing to the other Party within thirty (30) days of initial disclosure and specifying with particularity that Confidential Information disclosed other than in

                                                                   Page 24 of 57
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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written or electronic form which is to continue to be subject to the provisions of this Section 5.1. Each Party may disclose the other's Confidential Information to the extent such disclosure is reasonably necessary in (i) prosecuting patent applications and maintaining patents, or (ii) prosecuting or defending litigation, or (iii) complying with applicable governmental regulations provided, however, that if a Party is required to make any disclosure of the other Party's Confidential Information it will give reasonable advance notice to the other Party of such disclosure requirement and will use reasonable efforts to secure confidential treatment of such information required to be disclosed.


         5.2 PUBLICATIONS. It is expected that each Party may wish to publish the results of its research under the Collaboration Program. In order to safeguard intellectual property rights, the Party wishing to publish or otherwise publicly disclose the results of such research shall first submit a draft of each proposed manuscript to the two Project Coordinators, determined as set forth in Section 2.2.2, for review, comment and consideration of appropriate patent action at least eight (8) weeks prior to any submission for publication or other public disclosure. Within thirty (30) days of receipt of the pre-publication materials, the Project Coordinators will advise the Party seeking publication as to whether a patent application will be prepared and filed or whether trade secret protection should be pursued and, if so, the Joint Steering Committee will, in cooperation with both Parties, determine the appropriate timing and content of any such publications. Any dispute of the Project Coordinators with respect to the subject matter hereof shall be resolved by the Joint Steering Committee.


         5.3 PUBLICITY. The Parties shall mutually agree on a press release announcing the execution of this Agreement, which press release shall be attached as Appendix 5.3. The Parties shall also be permitted hereunder to disclose the general nature of this Agreement to the extent reasonably necessary to obtain financing from third parties or potential collaborators, and to make such other disclosures as mutually agreed by the Parties. Once any written statement is approved for disclosure by both Parties, either Party may make subsequent public disclosures of the contents of such statement without the further approval of the other Party.


                         6. INTELLECTUAL PROPERTY RIGHTS

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Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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         6.1 INVENTIONS. Except as otherwise expressly provided herein, all inventions and discoveries governed by this Agreement shall be owned based on inventorship, as inventorship is determined in accordance with the patent laws of the priority filing country. Notwithstanding the foregoing, Collaboration Data and Collaboration Materials generated during the Term shall be jointly owned by IMMUNOGEN and MORPHOSYS. Any inventions jointly invented by the Parties shall be jointly owned and any patent rights obtained thereon shall be owned and used as expressly provided herein or as determined in accordance with U.S. Patent Law. The rights and interests of MORPHOSYS and IMMUNOGEN in Collaboration Inventions shall be subject to the provisions of Section 2.1.4 and of Article 3 and this Article 6.

             7. PROVISIONS CONCERNING THE FILING,


         PROSECUTION AND MAINTENANCE OF PATENT RIGHTS


7.1      PATENT FILING.


                  (a) IMMUNOGEN shall have the right (but not the obligation) to prepare, file, prosecute, obtain and maintain patent applications and patents relating to Collaboration Inventions, Collaboration Data and Collaboration Materials, and all patent applications or patents claiming rights relating to Licensed Products which are exclusively licensed in their entirety to IMMUNOGEN hereunder pursuant to Section 3.2, with the expenses for any such preparation, filing, prosecution and maintenance to be borne by IMMUNOGEN.


                  (b) IMMUNOGEN may elect not to exercise its first right to prepare, file, prosecute, obtain and maintain patent applications and patents as described in Section 7.1(a) above at any time by giving written notice thereof to MORPHOSYS. Such notice shall specifically identify the invention(s), patent application(s) and/or patent(s) for which IMMUNOGEN wishes to relinquish such right. Following the receipt of such notice, MORPHOSYS shall have the right to prepare, file, prosecute, obtain and maintain the patent application(s) and patent(s) identified in the notice, at its sole expense, and MORPHOSYS shall thereafter be deemed the sole owner of any such application or patent, and any

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Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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                  such patents and patent applications shall be assigned to
                  MORPHOSYS and removed from operation of this Agreement.


                  (c) MORPHOSYS shall prepare, file, prosecute, obtain and maintain patent applications and patents on MORPHOSYS Background Inventions at its sole expense. IMMUNOGEN agrees to provide reasonable assistance and cooperation to MORPHOSYS to facilitate such filing, prosecution and maintenance upon request of MORPHOSYS.


                  (d) Each Party agrees to cooperate fully in the preparation, filing, and prosecution of any patent applications to be filed or prosecuted pursuant to Section 7.1 (a), (b) or (c). Such cooperation includes, but is not limited to:


                           (i) executing all papers and instruments, or requiring its employees or agents, to execute such papers and instruments, so as to effectuate the ownership of such patent applications and any patents thereon and to enable the filing and prosecution of applications in any country as contemplated herein; and


                           (ii) promptly informing the other Party of any matters coming to such Party's attention that may affect the preparation, filing, or prosecution of any such patent applications.


                  (e) The Parties shall mutually agree before permitting any patent application or patent within Patent Rights licensed to IMMUNOGEN hereunder to lapse as well as before authorizing any amendment to any patent application or patent within such Patent Rights that would irrevocably limit the lawful scope of such Patent Rights.


         7.2      INFRINGEMENT.

                  (a) Notice of Infringement. If, during the Term of this Agreement or the term of any license hereunder, either Party learns of any infringement or threatened

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                  infringement by a third party of any patent right licensed hereunder, such Party shall promptly notify the other Party and shall provide such other Party with available evidence of such infringement.


                  (b)      Infringement.


                           (i) IMMUNOGEN shall have the first right (but not the obligation), at its own expense, to bring suit (or other appropriate legal action) against any actual or suspected infringement of any Patent Rights licensed hereunder provided that IMMUNOGEN has an exclusive license to the infringed claim(s) of any such Patent Right pursuant to Article
                                    3. If IMMUNOGEN does not take such action within one hundred twenty (120) days after written notice from MORPHOSYS of such infringement, MORPHOSYS shall have the right (but not the obligation), at its own expense, to bring suit against such infringement. Any amount recovered, whether by judgment or settlement, shall first be applied to reimburse the costs and expenses (including attorneys' fees) of the Party bringing suit, then to the costs and expenses (including attorneys' fees), if any, of the other Party. Any amounts remaining shall be allocated [_____ ____________] to the Party bringing suit and [_______________] to the other Party, or shall be allocated [___________] if the suit is brought jointly.


                           (ii) MORPHOSYS shall have the sole right (but not the obligation), at its own expense, to bring suit (or other appropriate legal action) against any actual or suspected infringement of any Patent Rights not exclusively licensed to IMMUNOGEN hereunder.


                           (iii) MORPHOSYS shall have the sole right to defend and enforce any claims relating to infringement of MORPHOSYS Background Inventions licensed to IMMUNOGEN hereunder.

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         7.3 COOPERATION. Each Party shall execute all papers and perform such other acts (other than monetary) as may be reasonably required to maintain any infringement suit brought in accordance with Section 7.2 above (including giving legal consent for bringing such suit, and agreeing to be named as a plaintiff or otherwise joined in such suit), and at its option and expense, may be represented in such suit by counsel of its choice. In addition, the Parties shall cooperate with each other in obtaining patent term restoration or supplemental protection certificates or their equivalents in any country in the Territory where applicable to Patent Rights. In the event that elections with respect to obtaining such patent term restoration, supplemental protection certificates or their equivalents are to be made, the Parties shall agree upon such elections.


         7.4 NO OBLIGATION. No Party shall have any obligation to the other Party under this Agreement to pay any fees or costs: (i) for that Party's bringing a lawsuit or other action to enforce any of the Patent Rights, any patents within MORPHOSYS Background Inventions, or any other patent owned by a Party against an actual or suspected infringement or (ii) for any other Party to obtain for its own benefit independent business or legal advice concerning any of the patent rights set forth in subparagraph (i) hereof.


                             8. TERM AND TERMINATION


         8.1 TERM. Unless earlier terminated or as otherwise provided herein, the term of this Agreement shall extend until the end of such period as IMMUNOGEN is obligated to pay royalties to MORPHOSYS pursuant to Section 4.9 hereof (the "Term").


         8.2      TERMINATION.
                  -----------

                  (a) This Agreement and the rights and options granted herein may be terminated by either Party upon any material breach by the other Party of any material obligation or condition, effective [______________] after giving written notice to the breaching Party of such termination in the case of a payment breach and [_______________] after giving written notice to the breaching Party of such termination in the case of any other breach, which notice shall describe such

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                  breach in reasonable detail. The foregoing notwithstanding, if such default or breach is cured or shown to be non-existent within the aforesaid [____________] or [________] period, the notice shall be deemed automatically withdrawn and of no effect. However, prior to giving any notice for breach, the Parties shall first attempt to resolve any disputes as to the existence of any breach as set forth in Section 9.18.

                  (b) If either Party files for protection under bankruptcy laws, makes an assignment for the benefit of creditors, appoints or suffers appointment of a receiver or trustee over its property, files a petition under any bankruptcy or insolvency act or has any such petition filed against it which is not discharged within sixty (60) days of the filing thereof, then the other Party may terminate this Agreement by notice to such Party.

                  (c) IMMUNOGEN, in its sole discretion, at any time may terminate this Agreement, and the rights and obligations hereunder, or may remove any Licensed Product and the licenses related thereto from operation of this Agreement, in any case effective [__________] (i) [_________________] after
                  [________________ ______________], if [_________________] is
                  given [_________________] for the [_________________], or (ii)
                  [_________________] after [______________ ______________], if
                  [_________________] is given [______________________
                  _____________________]. In the event of any termination under this Section 8.2(c) only as to a Licensed Product, (1) the consequences set forth in Section 8.3(a) below relating to termination of the Agreement under this Section 8.2(c) shall apply only with respect to such terminated Licensed Product, and this Agreement and the rights and obligations hereunder shall continue in full force and effect as to any and all other Licensed Products, and (2) [_________
                  ______________________________________________________________
                  (including [_______ __________)_______________] as of
                  [________] ) and [________________
                  _____________________________________] so as to
                  [_________________] to

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                  [____________________________________________________________
                  __________________________].

                  (d) If, despite using the efforts and resources specified in
                  Section 2.1.1 during the Collaboration Term, (1) the Parties fail to meet any Success Criteria within the respective timelines specified in the Collaboration Plan for any IMMUNOGEN Target, and the JSC has decided to terminate the Collaboration Program or (2) the last Success Criteria has not been met within the total timeline given in the Collaboration Plan or its extension as set forth in Section 2.3.2, then along with the related Deliverables, all relevant licenses and obligations hereunder shall terminate with respect to such IMMUNOGEN Target with the consequences as set forth in Section 8.3(a) below, unless the Parties otherwise mutually agree. In the event that efforts are unsuccessful with respect to all IMMUNOGEN Targets, this Agreement shall terminate in its entirety upon the expiration of the Collaboration Term and the consequences as set forth in Section 8.3(a) below shall apply mutatis mutandis.

                  8.3      EFFECT OF TERMINATION.

                  (a)      Termination resulting in rights passing to MORPHOSYS.

                           (i) Upon termination of this Agreement by MORPHOSYS
                  pursuant to Sections 8.2 (a) or (b) above or by IMMUNOGEN pursuant to Section 8.2(c) above or by operation of Section 8.2(d) above, (A) IMMUNOGEN shall cease all uses of Collaboration Data, Collaboration Materials, Clinical Data, and Collaboration Inventions, as well as sales of all Licensed Products covered by the terminated license(s), and (B) all rights included in the relevant licenses granted by MORPHOSYS to IMMUNOGEN hereunder shall immediately and automatically revert to MORPHOSYS. Without limiting the generality of the foregoing, all relevant licenses and sublicenses granted by MORPHOSYS to IMMUNOGEN hereunder with respect to Licensed Products shall terminate

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                  automatically and IMMUNOGEN shall promptly transfer to
                  MORPHOSYS all related documents, instruments, records and data relevant to the development or commercialization of the relevant Licensed Product(s) generated or developed by or on behalf of IMMUNOGEN during the Term of this Agreement, along with all related Collaboration Data, Clinical Data, Collaboration Material in its possession, without retaining any copies of any of the foregoing.

                           (ii) In addition, upon any termination of this
                  Agreement by MORPHOSYS pursuant to Sections 8.2(a) or (b) above or by IMMUNOGEN pursuant to Section 8.2(c) above or by operation of Section 8.2(d) above, (A) IMMUNOGEN shall be deemed without any further action [__________________________] an [___________________________________] (including
                  [________________ _______]) under [_______________________] in
                  [_________________
                  _____________________________________________________________]
                  to the
                  [____________________________________________________________]
                  that are the subject of [___________________________________].
                  Nothing in this Section 8.3(a) shall limit any rights expressly granted to either Party in Article 3 hereof, which survive any such termination.

                  (b) Termination resulting in rights passing to IMMUNOGEN. Upon any termination of this Agreement by IMMUNOGEN pursuant to
                  Section 8.2(a) or (b) above, (A) the [_______________________
                  __________________________________________________________](B)
                  IMMUNOGEN shall [___________] the [__________________________]
                  [____________________________________________________________]
                  for the [____________] and (C) MORPHOSYS shall be deemed without any further action [__________________________]
                  an [______________________________________](including [______
                  ____________________], under [_______________________________
                  _____________________________________________________________
                  _____________________________________________________________

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                  [_____________________________________________________________
                  ________________________________________________________
                  ______ for use ________].

                  (c) Documentation. At the request of the non-breaching Party, the breaching Party shall execute and deliver such bills of sale, assignments and licenses and other documents as may be necessary to fully vest in the non-breaching Party all right, title and interest to which it is entitled as aforesaid pursuant to this Section 8.3.


                  (d) Payment Obligations. IMMUNOGEN shall have no obligation to make any milestone or royalty payment to MORPHOSYS that has not accrued prior to the effective date of such termination, but shall remain liable for all obligations accruing prior to termination.

                  (e)      [_________________].

                  (i) Upon termination of this Agreement [________________ _________________________________] to [_______________________
                  _________] that is the
                  [___________________________________________ _____________] ,
                  provided that [_____________________________
                  _________________________] (A) [______________________] shall
                  [_____________________________________________________________
                  _____________________] (which [_____________________________]
                  to [____ _______________]) and (B) and
                  [______________________________________
                  ______________________________________________________________
                  ______]. As used herein, the term "[_________________]" shall mean [_______
                  ____________________________________________________________]
                  of a [_________________], including, without limitation, with respect to [_________________] (A) the [___________
                  ________________], including, without limitation, [____________________ ________________]; (B)
                  [__________________________________________
                  ______________________________________] and are based
                  [__________
                  ________________________________________________________]; (C)

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                  [_____________________________________________________________
                  _____________________] under clause (A) above, including, without limitation,
                  [___________________________________________________________];
                  and (D) [_______________ __________________________].

                  (ii) [__________________________________________________
                  _________________________________] , provide
                  [_________________] with a
                  [___________________________________________________________].
                  Upon [_________________] from [___________________] and
                  [________________________________________] an [_______________
                  _________________] of
                  [_________________________________________ ___________] and
                  [_________________] to[___________________________
                  ____________________________________________________________]
                  for purposes of [_____________________ _______]. In every case
                  [___________] must have [_____________] into a
                  [___________________________________________________________]
                  of this Agreement and [__________________________________
                  _______] by [_________________] to [________________________]
                  and [________________________________________. ___________]
                  shall [________ _________________________________________] and
                  the [_______
                  __________._______________________________._________________.
                  _____________________________________________________________]
                  of this Agreement.[____________________________] or
                  [______________] in the [_______] of
                  [______________________________ _______________].

         8.4 REMEDIES. If either Party shall fail to perform or observe or otherwise breaches any of its material obligations under this Agreement, in addition to any right to terminate this

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
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Agreement, the non-defaulting Party may elect to obtain other relief and remedies available under law, subject to compliance with the provisions of
Section 9.18.

         8.5 SURVIVING PROVISIONS. Notwithstanding any provision herein to the contrary, the rights and obligations set forth in Sections 1, 5, 6, 7, 8.3, and 9 hereof shall survive the expiration or termination of the Term of this Agreement.

                                9. MISCELLANEOUS

         9.1 MORPHOSYS REPRESENTATIONS. MORPHOSYS represents and warrants that:
(a) the execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by all appropriate MORPHOSYS corporate action; (b) MORPHOSYS is under no obligation which is inconsistent with this Agreement; and (c) MORPHOSYS has the full right and legal capacity to grant the rights to IMMUNOGEN pursuant to Article 3 without violating its obligations to or the rights of any third party.

         9.2 IMMUNOGEN REPRESENTATIONS. IMMUNOGEN represents and warrants that:
(a) the execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by all appropriate IMMUNOGEN corporate action; (b) IMMUNOGEN is under no obligation which is inconsistent with this Agreement; and (c) IMMUNOGEN has the full right and legal capacity to grant the rights to MORPHOSYS pursuant to Article 3 without violating its obligations to or the rights of any third party.

         9.3      NO WARRANTIES.

                  (a) Nothing in this Agreement is or shall be construed as:

                           (i) a warranty or representation by either Party as to the validity or scope of any application or patent licensed hereunder;


                           (ii) a warranty or representation that anything made, used, sold or otherwise disposed of under any license granted pursuant to this

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                                    Agreement is or will be free from
                                    infringement of patents, copyrights, and other rights of third parties;


                           (iii) obligating either Party to commercialize inventions made hereunder or to perform any additional work beyond that set forth in the Collaboration Plan and in Section 3.3.


                  (b) Except as expressly set forth in this Agreement, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED. THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OF MErcHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR OF NON-INFRINGEMENT OF ANY PATENT, COPYRIGHT, TRADEMARK, OR OTHER RIGHTS, OR ANY OTHER EXPRESS OR IMPLIED WARRANTIES.


         9.4 [__________]. NOTWITHSTANDING ANYTHING ELSE IN THIS AGREEMENT OR OTHERWISE, [_________________] WILL BE [_________________ ___________] OF THIS
AGREEMENT [________________________________________________] FOR (I) [_________
____________________________________________________________] OR (II)
[_________________________________________________________ ____________].


         9.5 NOTICES. Any notices, requests, deliveries, approvals or consents required or permitted to be given under this Agreement to IMMUNOGEN or MORPHOSYS shall be in writing and shall be personally delivered or sent by telecopy (with written confirmation to follow via United States first class mail), overnight courier providing evidence of receipt or certified mail, return receipt requested, postage prepaid, in each case to the respective address specified below (or to such address as may be specified in writing to the other Party hereto):

         MORPHOSYS:        Lena-Christ-Str. 48
                           82152 Martinsried
                           Munich, Germany

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Morphosys - Immunogen Collaboration and License Agreement         Execution Copy

                           Attn: Chief Executive Officer
                           Telecopy:  011-49-89-899-27-222

         With a copy to :  Ronald J. Kamis, Esq.
                           Foley & Lardner
                           3000 K Street, N. W., Washington Harbor
                           Washington, D.C. 20007
                           Telecopy: 202-672-5399

         IMMUNOGEN:        IMMUNOGEN, INC.
                           128 Sidney Street
                           Cambridge, Massachusetts  02139
                           Attn:  Chief Executive Officer

         With a copy to :  Mintz, Levin, Cohn, Ferris. Glovsky & Popeo, P.C.
                           One Financial Center
                           Boston, Massachusetts 02111
                           Attn:  Jeffrey M. Wiesen, Esq.
                           Telecopy: 617-542-2241

         Such notices shall be deemed to have been sufficiently given on: (i) the date delivered if delivered in person or transmitted by telecopy, (ii) the next business day after dispatch in the case of overnight courier or (iii) five
(5) business days after deposit in the U.S. mail in the case of certified mail.

         9.6 GOVERNING LAW. This Agreement will be construed, interpreted and applied in accordance with the laws of Delaware (excluding its body of law controlling conflicts of law) and, where appropriate, the United States of America.

         9.7 LIMITATIONS. Except as set forth elsewhere in this Agreement, neither Party grants to the other Party any right or license to any of its intellectual property.

         9.8 ENTIRE AGREEMENT. This is the entire Agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements between the Parties with respect to the subject matter hereof. No modification shall be effective unless in writing with specific reference to this Agreement and signed by the Parties.

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         9.9 WAIVER. The terms or conditions of this Agreement may be waived only by a written instrument executed by the Party waiving compliance. The failure of either Party at any time or times to require performance of any provision hereof shall in no manner affect its rights at a later time to enforce the same. No waiver by either Party of any condition or term shall be deemed as a continuing waiver of such condition or term or of another condition or term.

         9.10 HEADINGS. Section and subsection headings are inserted for convenience of reference only and do not form part of this Agreement.

         9.11 ASSIGNMENT. This Agreement may not be assigned by either Party without the consent of the other, except that each Party may, without such consent, assign this Agreement and the rights, obligations and interests of such Party, in whole or in part, to any of its Affiliates, to any purchaser of all or substantially all of its assets in the line of business to which this Agreement pertains or to any successor corporation resulting from any merger or consolidation of such Party with or into such corporations.

         9.12 FORCE MAJEURE. Neither Party shall be liable for failure of or delay in performing obligations set forth in this Agreement, and neither shall be deemed in breach of its obligations, if such failure or delay is due to natural disasters or any causes beyond the reasonable control of such Party. In event of such force majeure, the Party affected thereby shall use reasonable efforts to cure or overcome the same and resume performance of its obligations hereunder.

         9.13 CONSTRUCTION. The Parties hereto acknowledge and agree that: (i) each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Agreement; and (iii) the terms and provisions of this Agreement shall be construed fairly as to all Parties hereto and not in a favor of or against any Party, regardless of which Party was generally responsible for the preparation of this Agreement.

         9.14 SEVERABILITY. If any provision(s) of this Agreement are or become invalid, are ruled illegal by any court of competent jurisdiction or are deemed unenforceable under then

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confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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current applicable law from time to time in effect during the Term hereof, it is the intention of the Parties that the remainder of this Agreement shall not be affected thereby provided that a Party's rights under this Agreement are not materially affected. The Parties hereto covenant and agree to renegotiate any such term, covenant or application thereof in good faith in order to provide a reasonably acceptable alternative to the term, covenant or condition of this Agreement or the application thereof that is invalid, illegal or unenforceable, it being the intent of the Parties that the basic purposes of this Agreement are to be effectuated.

         9.15 STATUS. Nothing in this Agreement is intended or shall be deemed to constitute a partner, agency, employer-employee, or joint venture relationship between the Parties.

         9.16     INDEMNIFICATION.

                  (a) IMMUNOGEN shall indemnify, defend and hold harmless MORPHOSYS, its Affiliates and their respective directors, officers, employees, and agents and their respective successors, heirs and assigns (the "MORPHOSYS Indemnitees"), against any liability, damage, loss or expense (including reasonable attorneys' fees and expenses of litigation) incurred by or imposed upon the MORPHOSYS Indemnitees, or any of them, in connection with any claims, suits, actions, demands or judgments of third parties, including without limitation personal injury and product liability matters (except in cases where such claims, suits, actions, demands or judgments result from gross negligence or willful misconduct on the part of MORPHOSYS) arising out of or relating to any actions of IMMUNOGEN or any Affiliate, licensee, sublicensees, distributor or agent of IMMUNOGEN under this Agreement or in the development, testing, production, manufacture, promotion, import, sale or use by any person of any Licensed Product manufactured or sold by IMMUNOGEN or by an Affiliate, Sublicensee, distributor or agent of IMMUNOGEN.


                  (b) If and only if MORPHOSYS commercializes an Antibody Product, MORPHOSYS shall indemnify, defend and hold harmless IMMUNOGEN, its Affiliates and their respective directors, officers, employees, and agents and their

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confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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                  respective successors, heirs and assigns (the "IMMUNOGEN
                  Indemnitees"), against any liability, damage, loss or expense (including reasonable attorneys' fees and expenses of litigation) incurred by or imposed upon the IMMUNOGEN Indemnitees, or any of them, in connection with any claims, suits, actions, demands or judgments of third parties, including without limitation personal injury and product liability matters (except in cases where such claims, suits, actions, demands or judgments result from gross negligence or willful misconduct on the part of IMMUNOGEN) arising out of or relating to any actions of MORPHOSYS or any Affiliate, licensee, sublicensees, distributor or agent of MORPHOSYS under this Agreement or in the development, testing, production, manufacture, promotion, import, sale or use by any person of the commercialized Antibody Product manufactured or sold by MORPHOSYS or by an Affiliate, Sublicensee, distributor or agent of MORPHOSYS.


                  (c) Indemnitees shall promptly notify the indemnifying party of any action or claim for which it is to be indemnified hereunder.


         9.17 FURTHER ASSURANCES. Each Party agrees to execute, acknowledge and deliver such further instructions, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.


         9.18     DISPUTE RESOLUTION.


                  (a) The Parties recognize that disputes as to certain matters may from time to time arise during the term of this Agreement which relate to either Party's rights and/or obligations hereunder. It is the objective of the Parties to establish procedures to facilitate the resolution of disputes arising under this Agreement in an expedient matter by mutual cooperation and without resort to litigation. To accomplish this objective, the Parties agree to follow the procedures set forth in this Section 9.18 if and when a dispute arises under this Agreement between the Parties or among the Joint Steering Committee.

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
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                  (b) If the Parties or the Joint Steering Committee cannot
                  resolve any such dispute by good faith negotiations, which good faith negotiations both Parties agree to undertake within 20 days of formal request by either Party to the other, any Party may, by written notice to the other, have such dispute referred to the Chief Executive Officers of both Parties for attempted resolution by good faith negotiations within 30 days after such notice is received.


                  (c) Any such dispute arising out of or relating to this Agreement (except disputes relating to patent validity, enforceability and/or infringement, which disputes shall not be subject of this Section 9.18), which is not resolved between the Parties or the Joint Steering Committee or the Chief Executive Officers of the Parties pursuant to Section 9.18(b), shall be resolved by final and binding arbitration conducted in Boston, Massachusetts under the then current rules of the American Arbitration Association ("AAA"). The arbitration shall be conducted by three arbitrators who are knowledgeable in the subject matter which is at issue in the dispute. Each party selects within two weeks after notification by one party to initiate arbitration one arbiter and the arbiters selected by the parties elect the chairman of the arbitration panel, or, failing such election within four weeks after nomination of the arbiters by the parties the chairman of the arbitration panel, shall be selected according to the AAA rules. In conducting the arbitration, the arbitrator shall be able to decree any and all relief of an equitable nature, including but not limited to such relief as a temporary restraining order, a preliminary injunction, a permanent injunction, or replevin of property. The arbitrator shall also be able to award actual damages, but shall not award any other form of damage (e.g., consequential, incidental, punitive or exemplary damages). The Parties shall share equally the arbitrator's fees and expenses pending the resolution of the arbitration unless the arbitrator, pursuant to his or her right but not his or her obligations, requires the non-prevailing Party to bear all or any portion of the costs of the prevailing Party. The decision of the arbitrator shall be

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confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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                  final and may be sued on or enforced by the Party in whose favor it runs in any court of competent jurisdiction at the option of such Party.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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
Morphosys - Immunogen Collaboration and License Agreement         Execution Copy


         IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representative in two (2) originals.



IMMUNOGEN, INC.                                      MORPHOSYS AG



_______________________                              ________________________

By:                                                  By:

Title:                                               Title:



                                                     _________________________

                                                     By:

                                                     Title:

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Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Morphosys - Immunogen Collaboration and License Agreement         Execution Copy



                                  APPENDIX 1.8

                               Collaboration Plan

[___________________________________________________________________________]

DELIVERY OF [_________________]

Success criteria
[_________________]

Workplan
1.)      [_________________]

2.)      [_________________]


------------------------------------------------------------------------------------------------------------------------
                              DETAILS                                         COMMENTS                 DURATION

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Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Morphosys - Immunogen Collaboration and License Agreement         Execution Copy

------------------------------------------------------------------------------------------------------------------------
1) [__________]               [__________]                                    [__________]             BEST CASE:
                                                                                                       [_________]
                                                                                                       WORST CASE:
                                                                                                       [_________]


------------------------------------------------------------------------------------------------------------------------
2) [__________]               [__________]                                    [__________]
------------------------------------------------------------------------------------------------------------------------
3) [__________]               [__________]                                    [__________]
------------------------------------------------------------------------------------------------------------------------
4) [__________]               [__________]                                    [__________]
------------------------------------------------------------------------------------------------------------------------
5) [__________]               [__________]                                    [__________]
------------------------------------------------------------------------------------------------------------------------
6) [__________]               [__________]                                    [__________]
------------------------------------------------------------------------------------------------------------------------
GOAL 1: [____________________]
------------------------------------------------------------------------------------------------------------------------
7) [__________]             [__________]                                      [__________]             BEST CASE:
                                                                                                       [_________]
                                                                                                       WORST CASE:
                                                                                                       [_________]
------------------------------------------------------------------------------------------------------------------------
GOAL 1: [____________________]
------------------------------------------------------------------------------------------------------------------------

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Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Morphosys - Immunogen Collaboration and License Agreement         Execution Copy

------------------------------------------------------------------------------------------------------------------------
8) [__________]             [__________]                                      [__________]             BEST CASE:
                                                                                                       [_________]
                                                                                                       WORST CASE:
                                                                                                       [_________]
------------------------------------------------------------------------------------------------------------------------
GOAL 2: [____________________]
------------------------------------------------------------------------------------------------------------------------

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Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Morphosys - Immunogen Collaboration and License Agreement         Execution Copy



                                  APPENDIX 1.16

                              IMMUNOGEN TARGET LIST

[___________________]

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Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Morphosys - Immunogen Collaboration and License Agreement         Execution Copy


                                  APPENDIX 1.21

                          MORPHOSYS HuCAL Technologies

[________________________________]

1.       [__________] is a [_______________________________________________
         ___________________] used for [____________________________. _____
         ___________________________]. The [_____] of [__________] as well as
         [__________] are
         [__________________________________________________________________].
         The [__________________] was determined to be [__________________].

2.       [___________________________________].

3.       The [___________________] with [___________________________________
         __________].

4.       [__________] are available for [__________].

[__________________]

1.       [____________________________________________________________________].

2.       [______________________________________________________] and can be
         used to [__________________]. It
         [___________________.[____________________________ __________] at the
         [_________________________________] useful for [__________
         _______________________] using the [__________], followed by
         [________________ _______________________] useful for [__________].

[__________]

1.       [____________________________________________________________________]

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Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Morphosys - Immunogen Collaboration and License Agreement         Execution Copy

[__________]

1.       [______________________________________________] for the [__________]
         of [_______________________________________________________].

2.       [____________________] the [____________________] of
         [______________________________] into [__________].

3.       [____________________________________________________________________].
         The [___________________________________________] for [_________
         __________________________].

4.       [______________________________________________].

5.       [_______________________________________________________]. The [____
          ____________________________________________________________________].

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Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Morphosys - Immunogen Collaboration and License Agreement         Execution Copy

                                  APPENDIX 3.2


                          SUBLICENSE OF CERTAIN RIGHTS

1)       [________________________] in relation to [____________].

         [_____________________________________________________________________

         ______________________________________________________________________

         _____________________________________________________________________].

2)       [____________________________] in relation to [____________________
         ___________]:

         [___________________________________________________________________].

3)       [________________] in relation [_____________________________________]:
                                        [____________]

    --------------------------------------------------------------------------------------------------------------------
         COUNTRY         SERIAL NUMBER         FILING DATE         PATENT NUMBER        ISSUE DATE         STATUS
    --------------------------------------------------------------------------------------------------------------------
       [________]          [________]          [________]           [________]          [________]       [________]
    --------------------------------------------------------------------------------------------------------------------
       [________]          [________]          [________]           [________]          [________]       [________]
    --------------------------------------------------------------------------------------------------------------------
       [________]          [________]          [________]           [________]                           [________]
    --------------------------------------------------------------------------------------------------------------------
       [________]          [________]          [________]           [________]                           [________]
    --------------------------------------------------------------------------------------------------------------------
       [________]          [________]          [________]           [________]          [________]       [________]
    --------------------------------------------------------------------------------------------------------------------
       [________]          [________]          [________]           [________]                           [________]
    --------------------------------------------------------------------------------------------------------------------
       [________]          [________]          [________]           [________]                           [________]
    --------------------------------------------------------------------------------------------------------------------

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Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Morphosys - Immunogen Collaboration and License Agreement         Execution Copy

                       [________________________________]


Title:            [___________________________________________________]
Inventors:        [__________________________________]

1)       Based on [____________], which is a [________________________________
         ________________________]

              COUNTRY                            SERIAL NO.                        PATENT NO.
              [________]                         [________]                        [________]
              [________]                         [________]                        [________]
              [________]                         [________]                        [________]
              [________]                         [________]                        [________]
              [________]                         [________]                        [________]
              [________]                         [________]                        [________]


2)       Based on [_________________] which [__________________] which is
         [______ _____________________________________], which is [____________
         ___________ _________________]

              COUNTRY                              SERIAL NO.                      PATENT NO.
              [_____]                               [_____]                        [________]
              [_____]                               [_____]                        [________]
              [_____]                               [_____]                        [________]
              [_____]                               [_____]                        [________]
              [_____]                               [_____]                        [________]
              [_____]                               [_____]                        [________]
              [_____]                               [_____]                        [________]
              [_____]                               [_____]                        [________]
              [_____]                               [_____]                        [________]
              [_____]                               [_____]                        [________]
              [_____]                               [_____]                        [________]
              [_____]                               [_____]                        [________]
              [_____]                               [_____]                        [________]
              [_____]                               [_____]                        [________]
              [_____]                               [_____]                        [________]
              [_____]                               [_____]                        [________]

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Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Morphosys - Immunogen Collaboration and License Agreement         Execution Copy

[____________________________]

              [_____]                               [_____]                        [________]
              [_____]                               [_____]                        [________]
              [_____]                               [_____]                        [________]
              [_____]                               [_____]                        [________]
              [_____]                               [_____]                        [________]
              [_____]                               [_____]                        [________]
              [_____]                               [_____]                        [________]
              [_____]                               [_____]                        [________]
              [_____]                               [_____]                        [________]
              [_____]                               [_____]                        [________]
              [_____]                               [_____]


3)       Based on [____________________________________] which is [____________
       ___________________________________________________________________] and
       [_____________________________________________________________________].


              COUNTRY                              SERIAL NO.                       PATENT NO.
              [_____]                               [_____]
              [_____]                               [_____]
              [_____]                               [_____]
              [_____]                               [_____]
              [_____]                               [_____]                        [________]
              [_____]                               [_____]                        [________]
              [_____]                               [_____]                        [________]
              [_____]                               [_____]                        [________]
              [_____]                               [_____]                        [________]
              [_____]                               [_____]                        [________]
              [_____]                               [_____]                        [________]
              [_____]                               [_____]                        [________]


[___________________________________________]

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Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Morphosys - Immunogen Collaboration and License Agreement         Execution Copy


TITLE:   [_________________________________]

INVENTORS:             [________]

Based on [_________________________________________________]


             COUNTRY                                SERIAL NO.                     PATENT NO.
              [_____]                               [_____]                        [________]
              [_____]                               [_____]                        [________]
              [_____]                               [_____]                        [________]
              [_____]                               [_____]                        [________]
              [_____]                               [_____]                        [________]
              [_____]                               [_____]                        [________]
              [_____]                               [_____]                        [________]
              [_____]                               [_____]                        [________]
              [_____]                               [_____]                        [________]
              [_____]                               [_____]                        [________]
              [_____]                               [_____]                        [________]
              [_____]                               [_____]                        [________]
              [_____]                               [_____]                        [________]
              [_____]                               [_____]                        [________]
              [_____]                               [_____]

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Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Morphosys - Immunogen Collaboration and License Agreement         Execution Copy


                                  APPENDIX 3.6


        GOOD FAITH ESTIMATE OF AGGREGATE COSTS FOR ANTIBODY OPTIMIZATION




Based on an FTE rate of [_____________], the estimate for antibody optimization aggregate costs is [________________________] based upon [_________________] and may vary depending on the amount of work needed.

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Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Morphosys - Immunogen Collaboration and License Agreement         Execution Copy


                                  APPENDIX 5.3
Press Release
Cambrdige, Massachusetts and Munich, Germany, October 2, 2000


              MORPHOSYS ENTERS CANCER COLLABORATION WITH IMMUNOGEN

MorphoSys AG (Neuer Markt: MOR), the German biotechnology company based in Munich/Martinsried, today announced a collaboration with ImmunoGen, Inc. (NASDAQ: IMGN), a Cambridge, Massachusetts-based biotechnology company. The two companies will collaborate on the development of human antibodies for the treatment of cancer. Under the agreement, MorphoSys will receive a technology access payment, as well as development-related milestone payments and royalties on marketed products. Financial details were not disclosed.

In the collaboration, MorphoSys will apply its HuCAL-Fab technology to discover and optimize fully human antibodies against an unspecified ImmunoGen cell surface target associated with a number of forms of cancer. ImmunoGen will be responsible for developing one or more antibodies generated by MorphoSys into a marketable product.

"We are delighted to be collaborating with ImmunoGen, a company with great experience in the development of antibody-based cancer therapeutics", commented Daniel L. Menichella, President, MorphoSys USA and Senior Vice President of Corporate Development. "This deal, our sixth this year, is another example of our ability to form partnerships based on our HuCAL technology with companies committed to developing fully human antibodies."

"We look forward to working with MorphoSys in this program. We believe their antibody library is the best technology available for rapid generation of human antibodies to our target," said Walter A. Blattler, Ph.D., Executive Vice President, Science and Technology, ImmunoGen. "This program is a part of our strategy of developing antibody-based products from targets generated by our Apoptosis Technology, Inc. subsidiary, and is an example of our efforts to fill our pipeline of internally-developed products."

MorphoSys develops and applies innovative technologies for the production of synthetic antibodies which accelerate drug discovery and target characterisation. Founded in 1992, the Company's proprietary Human Combinatorial Antibody Library (HuCAL) technology is used by researchers world-wide for human antibody generation. The Company currently has licensing and research collaborations with Bayer (Berkeley, California/USA), Roche AG (Basel/Switzerland), DuPont Pharmaceuticals (Wilmington, Delaware/USA), Millennium (Cambridge, Mass/USA), Chiron (Emeryville, California/USA), GPC Biotech AG (Munich/Germany) ProChon Biotech (Revohot/Israel) and Eos Biotechnology (South San Francisco/California/USA).

ImmunoGen, Inc. develops innovative biopharmaceuticals, primarily for cancer treatment. The

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Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Morphosys - Immunogen Collaboration and License Agreement         Execution Copy


Company creates potent tumor-activated prodrugs (TAPs), consisting of small molecular, cytotoxic drugs coupled to monoclonal antibodies for delivery to and destruction of cancer cells. The most advanced TAP, huC242-DM1/SB-408075, designed to treat colorectal and pancreatic cancer, is in two Phase I/II human clinical studies. The Company's subsidiary, Apoptosis Technology, Inc. (ATI), identifies defects in apoptosis - also known as cell suicide -- pathways. Besides MorphoSys, the company has collaborations with SmithKline Beecham, Genentech, Abgenix and British Biotech.

Statements included in this press release which are not historical in nature are intended to be, and are hereby identified as, "forward-looking statements" for purposes of the safe harbour provided by Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words including "anticipates", "believes", "intends", "estimates", "expects" and similar expressions. The companies caution readers that forward-looking statements, including without limitation those relating to the companies' future operations and business prospects, are subject to certain risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements. Factors that may affect future operations and business prospects include, but are not limited to, clinical and scientific results and developments concerning corporate collaborations and the companies' proprietary rights, uncertainties related to operations and other factors described in the Offering Circular of MorphoSys dated March 5, 1999 relating to the company's public offering. The companies are not undertaking any obligation to release publicly any updates to any forward-looking statements to reflect events or circumstances after the date of this release or to reflect the occurrence of unanticipated events.


FOR FURTHER INFORMATION PLEASE CONTACT:


MORPHOSYS AG                           MORPHOSYS AG

Lisa Richert, Head of PR               Dave Lemus; Chief Financial Officer

Tel.: +49 (0) 89 / 899 27-122          Tel: +49 (0) 89 / 899 27-439

Fax: +49 (0) 89 / 899 27-5122          Fax: +49 (0) 89 / 899 27-5309

Richert@morphosys.de                   Investors@morphoSys.de

www.morphosys.de                       www.morphosys.de




IMMUNOGEN
Mitchel Sayare; Chairman and CEO
Tel:  (617)995-2500
Fax:  (617)995-2510

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Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Morphosys - Immunogen Collaboration and License Agreement         Execution Copy

Info@immunogen.com
www.immunogen.com




- Redacted version of 1381142

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.